 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2019

BIOHITECH GLOBAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36843	46-2336496
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977

(Address of principal executive offices) (Zip Code)

845-262-1081

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	BHTG	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 9, 2019, BioHiTech Global, Inc. (the “Company”) consummated the registered direct offering (the “Offering”) of 1,877,666 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at the purchase price of $1.80 per share. On September 6, 2018, the Company had filed a Current Report of Form 8-K wherein it initially disclosed that it had entered into a number of Securities Purchase Agreements (the “Purchase Agreement”) for the sale of 1,750,000 shares Common Stock at the purchase price of $1.80 per share. Subsequent to that filing, the Company received subscriptions for an additional 127,666 shares of Common Stock

The offer and sale of the Securities in the registered direct offering is registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s shelf registration statement on Form S-3, as amended (File No. 333-225999), which became effective on July 11, 2018. Pursuant to Rule 424(b) under the Securities Act, the Company has filed a preliminary prospectus supplement and a final prospectus supplement in connection with the Offering.

As previously reported, the Company engaged Spartan Capital Securities, LLC (the “Placement Agent”), to act as its placement agent. The Company paid the Placement Agent (i) a cash placement fee of $195,461; and (ii) warrants (the “Placement Agent Warrants”) to purchase 56,330 shares of Common Stock at an exercise price of $2.25 per share. The Placement Agent Warrants shall not be exercisable or transferable for six months from the date of issuance, and further, the number of Shares underlying the Compensation Warrants shall be reduced if necessary to comply with FINRA rules or regulations.

The foregoing is only a summary of the material terms of the documents related to the Offering. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The foregoing description of the agreement with the Placement Agent is qualified in its entirety by reference to the Placement Agent Agreement dated September 5, 2019 (the “Placement Agent Agreement”) with the Placement Agent which is filed as Exhibit 10.2 to this Current Report on Form 8-K which is incorporated herein by reference. The foregoing description of the Placement Agent Warrants is qualified in its entirety by reference to the Common Stock Purchase Warrant, a form of which is filed as Exhibit 10.3 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. The issuance of the Placement Agent Warrants by the Company and the shares of Common Stock issuable upon exercise of the Placement Agent Warrants is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1(1)	Form of Securities Purchase Agreement dated September 5, 2019 between BioHiTech Global, Inc. and certain purchasers (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 6, 2019 and incorporated herein by reference).
10.2(2)	Placement Agent Agreement dated September 5, 2019 by and between BioHiTech Global, Inc. and Spartan Capital Securities, LLC (previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on September 6, 2019 and incorporated herein by reference).
10.3	Form of Placement Agent Warrant (previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on September 6, 2019 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BIOHITECH GLOBAL, INC.

Date: September 12, 2019	By:	/s/ Brian C. Essman
	Name:	Brian C. Essman
	Title:	Chief Financial Officer